UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

June 30, 2010

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32496 (Commission File Number)	77-0635673 (IRS Employer Identification No.)

801 Cherry Street, Suite 3200 Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)

(817) 698-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On June 30, 2010, Cano Petroleum, Inc. issued a press release regarding developments in their proposed merger with Resaca Exploitation, Inc.  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press Release regarding Merger Developments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: June 30, 2010	By:	/s/ Benjamin Daitch
Benjamin Daitch
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release regarding Merger Developments